NORWEST AUTO TRUST
                                      96-A
                              Servicer Certificate


Distribution Date:                            8/15/97
Collection Period:                        7/1/97 - 7/31/97
Deposit Date:                                 8/14/97
Determination Date:                           8/12/97
Transfer Date:                                8/12/97

This Certificate is delivered pursuant to Section 4.9 of the Sale and Servicing Agreement, dated as of November 13, 1996, among Norwest Auto Trust 1996-A as Issuer, Norwest Auto Receivables Corporation, as Seller, and Norwest Bank Minnesota, N.A. as Servicer.

Norwest Bank Minnesota, N.A. as Servicer under the Sale and Servicing Agreement, hereby certifies that the following information is true and correct for the Distribution Date and the Collection Period set forth above.


I. Collection Account Summary

           A.Available Funds:
               Available Interest                                                                            6,101,077.97
               Available Principal                                                                          40,262,748.91
               Reserve Account Transfer Amount                                                                       0.00
               Certificate Interest Shortfall Amount                                                                 0.00
                                                                                                      ---------------------

             Total Available Funds                                                                          46,363,826.88
                                                                                                      =====================

           B.Amounts Payable on Distribution Date:
               Reimbursement of prior Servicer Advances                                                              0.00
               Basic Servicing Fee                                                                             594,997.22
               Noteholders' Interest Distributable Amount                                                    3,332,089.61
               Noteholders' Principal Distributable Amount                                                  40,633,923.13
               Certificateholders' Interest Distributable Amount                                               181,681.78
               Certificateholders' Principal Distributable Amount                                                    0.00
               Deposits to Reserve Fund                                                                      1,621,135.14
                                                                                                      ---------------------

             Total Amounts Payable on Distribution Date                                                     46,363,826.88
                                                                                                      =====================


II. Collected Funds

             Available Interest
                Interest Collections                                                                         6,101,077.97
               Advances made by Servicer less outstanding
                 advances reimbursed                                                                                 0.00
                                                                                                      ---------------------
                                                                                                             6,101,077.97

             Available Principal
               Scheduled Principal                                                                          22,283,769.29
               Prepaid Principal                                                                            17,977,954.85
               Net Liquidation Proceeds                                                                              0.00
               Repurchase Amount allocable to principal                                                          1,024.77
               Forced Placed Insurance Advances                                                                      0.00
                                                                                                      ---------------------
                                                                                                            40,262,748.91
                                                                                                      ---------------------
             Total Collected Funds                                                                          46,363,826.88
                                                                                                      =====================


III.  Liquidation Proceeds
               Gross amount received with respect to liquidated
                  Receivables before becoming Defaulted Receivable                                                   0.00

               less: the related out of pocket expenses paid by or on
               behalf of the Servicer to third parties in connections with
               liquidation                                                                                           0.00
                                                                                                      ---------------------

             Net Liquidation Proceeds                                                                                0.00
                                                                                                      =====================


III. Calculation of Advances

             Current Month Servicer Advance                                                                          0.00
             Reimbursement of Prior Month's Servicer Advance                                                         0.00
                                                                                                      ---------------------

             Net Servicer Advance                                                                                    0.00
                                                                                                      =====================

IV. Calculation of Principal Distribution Amount

             Available Principal                                                                            40,262,748.91
             Charged Off Balances                                                                              371,174.22
                                                                                                      ---------------------

             Total Principal Distribution Amount                                                            40,633,923.13
                                                                                                      =====================


V. Calculation of Servicing Fees
             Pool Balance as of the first day of the
                    Collection Period                                                                      713,996,660.48

             Servicing Fee Rate                                                                                       .0008333
                                                                                                      ---------------------

             Servicing Fee                                                                                     594,997.22
                                                                                                      =====================

VI. Purchases

             Receivables purchased during Collection Period
             Loan Number                  Receivable Balance
              2000375362                     1024.77

VII. Additional Receivables Information

             Beginning Pool Balance                                                                        713,996,660.48
             Ending Pool Balance                                                                           673,362,737.35

             Beginning Number of Receivables                                                                       95,801
             Number of Receivable Payoffs/Defaulted Receivables/Repurchases                                         3,101
             Ending Number of Receivables                                                                          92,700

             Initial Weighted Average of Remaining Term                                                             42.77
             Current Weighted Average of Remaining Term                                                             35.81

             Initial Weighted Average Contract Rate                                                                  9.79%
             Current Weighted Average Contract Rate                                                                  9.79%

PERFORMANCE INFORMATION

VIII. Delinquency Ratio

             Principal Balance of Receivables 60 or more
             days delinquent                                                                                 5,841,824.43

             Pool Balance as of the end of the
              Collection Period                                                                            673,362,737.35

             Delinquency Ratio                                                                                       0.87%
                                                                                                      =====================

IX. Average Delinquency Ratio

             Delinquency Ratio - Current Collection Period                                                           0.87%

             Delinquency Ratio - preceding Collection Period                                                         0.78%

             Delinquency Ratio - second preceding Collection Period                                                  0.67%
                                                                                                      ---------------------

             Average Delinquency Ratio                                                                               0.77%
                                                                                                      =====================

X. Aggregate Net Loss

             Principal charged off during Collection Period                                                    371,174.22

             less:  Recoveries of previously Defaulted Receivables
               received during Collection Period                                                                65,170.44
                                                                                                      ---------------------

             Net Loss for Collection Period                                                                    306,003.78
                                                                                                      =====================

XI. Net Loss Ratio

             Aggregate Net Losses for Collection Period                                                        306,003.78

             Average Pool Balance for Collection Period                                                    693,679,698.92

             Net Loss Ratio                                                                                          0.04%
                                                                                                      =====================

XII. Average Net Loss Ratio

             Net Loss Ratio - current Collection Period                                                              0.04%

             Net Loss Ratio - preceding Collection Period                                                            0.12%

             Net Loss Ratio - second preceding Collection Period                                                     0.04%
                                                                                                      ---------------------

             Average Net Loss Ratio                                                                                  0.07%
                                                                                                      =====================

CREDIT ENHANCEMENT INFORMATION

XIII. Reserve Fund Information

             Beginning Balance                                                                              23,204,891.47
             Deposit to the Reserve Fund                                                                     1,621,135.14
             less:  Transfer to Collection Account                                                                   0.00
                      Release to Seller                                                                      2,941,737.65
                                                                                                      ---------------------

             Ending Balance                                                                                 21,884,288.96
                                                                                                      =====================

             Required Balance                                                                               21,884,288.96
                                                                                                      =====================


             Certificate Interest Reserve Amount                                                               545,045.33
                                                                                                      =====================

IN WITNESS WHEREOF, the undersigned has caused this report to be executed by its duly authorized officer as of the 8 day of August 1997.


                                                    NORWEST BANK MINNESOTA, N.A.
                                                    as Servicer

                                                    By:  Marianna Stershic
                                                    Name:  Marianna C. Stershic
                                                    Title:  AVP


NOTE: On June 1, 1997, a technical amendment was made to the Sale and Servicing Agreement to clarify an ambiguity. The definition of "Specified Reserve Account Balance" in the Sale and Servicing Agreement has been amended to assure that the Specified Reserve Account Balance may not fall below $10,647,460.53.